UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22671

AB MULTI-MANAGER ALTERNATIVE FUND, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East, New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2025

Date of reporting period: September 30, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEP 09.30.24

SEMI-ANNUAL REPORT

AB MULTI-MANAGER ALTERNATIVE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SEMI-ANNUAL REPORT

November 26, 2024

This report provides certain performance data for the AB Multi-Manager Alternative Fund (the “Fund”) for the semi-annual reporting period ended September 30, 2024.

The Fund’s investment objective is to seek long-term capital appreciation.

RETURNS AS OF SEPTEMBER 30, 2024 (unaudited)

	6 Months	12 Months

AB MULTI-MANAGER ALTERNATIVE FUND	1.88%	5.56%

Benchmark: HFRI FOF Composite Index	2.65%	10.31%

MSCI World Index (net)	9.16%	32.43%

Bloomberg US Aggregate Bond Index	5.26%	11.57%

INVESTMENT RESULTS

The table above provides performance data for the Fund and its benchmark, the HFRI Fund of Funds Composite Index (“HFRI FOF”), for the six- and 12-month periods ended September 30, 2024. The table also includes the performance of the Morgan Stanley Capital International (“MSCI”) World Index (net) and the Bloomberg US Aggregate Bond Index.

For the six-month period, the Fund underperformed the HFRI FOF Index, the MSCI World Index (net) and the Bloomberg US Aggregate Bond Index. The Global Macro and Event Driven Underlying Portfolio allocations detracted from returns, relative to the benchmark. Multi-Strategy, Long/Short Equity and Credit allocations contributed to performance. While discretionary Global macro strategies performed well gains were offset by losses within the systematic trading styles, which were reduced during the period. The Event Driven strategy, which has the smallest strategy weighting in the portfolio, negatively contributed to returns as both merger arbitrage and special situations trading styles experienced losses.

For the 12-month period, the Fund underperformed the HFRI FOF Index, the MSCI World Index (net), and the Bloomberg US Aggregate Bond Index. Underperformance stemmed primarily from the Global Macro and Event Driven allocations, which detracted from relative returns. The Global Macro allocation was reduced over the period to focus on a smaller number of funds while the Event Driven Underlying Portfolio experienced turnover with both Underlying Funds being replaced with new funds during the period. The other strategies contributed, particularly the Multi Strategy and Long/Short Equity allocations.

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The Fund used currency forwards for hedging purposes, which had no material impact during either period. Total return swaps were used for investment purposes, which detracted from absolute performance for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the six-month period ended September 30, 2024. Early in the period, the US Federal Reserve and other global central banks began to pause rate hikes, and global equity markets rallied on optimism that the Fed would begin to cut interest rates in 2024. Soft-landing hopes continued to be underpinned by cooling inflation, resilient consumer spending and a softening but still strong jobs market, but a series of firmer inflation readings tempered rate-cut expectations. Market volatility increased, precipitated by signs of weakness in the US economy, growing concerns that the Fed was behind the curve with its monetary policy and investors’ reassessment of artificial intelligence—driven earnings prospects. As the period closed, global stocks rose to record highs after the Fed began to ease monetary policy with a larger-than-usual 0.50% rate reduction that acknowledged both steady progress in lowering inflation to the 2% annual target rate and the need to maintain job market stability. Positive Fed commentary, some reassuring economic data and the announcement of significant stimulus measures in China helped bolster soft-landing optimism. Within large-cap markets, both growth- and value-oriented stocks rose, but growth outperformed value on a relative basis. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

Fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation, economic growth and central bank decisions. Global developed-market yields rose and peaked in late April, then fell sharply to end the period, as investors were encouraged about lower inflation and the monetary easing paths of major central banks for the remainder of this year and into 2025. Several major central banks began to lower short-term interest rates, including the Fed. Government bond returns rose in aggregate and in all developed countries during the period—rising the most in South Korea, Switzerland, Sweden and Canada, and advancing the least in the UK, Japan and France. Overall, developed-market investment-grade corporate bonds rose and outperformed government bonds, as corporates outperformed treasuries in the US and eurozone. Developed-market high-yield corporate bonds advanced and outperformed treasury markets, particularly in the US and eurozone. Emerging-market hard-currency sovereign bonds significantly outperformed developed-market treasuries, mainly due to the strong performance of high-yield sovereigns. Emerging-market hard-currency corporate bonds overall also had solid results, driven by high-yield corporates. Emerging-market local-currency bonds outperformed other credit

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risk sectors by a wide margin as the US dollar fell against all major developed-market currencies and was mixed against emerging-market currencies during the period.

Despite the global equity rally over the past few months, the Fund’s Senior Investment Management Team is emphasizing balance in the Fund’s allocation plan. While adding to strategies with higher expected returns more recently, an equally strong consideration has been placed around the demonstrated ability of each new Underlying Portfolio to preserve capital in times of market stress. This all-weather portfolio approach is designed to provide stability and potential growth over the long term.

INVESTMENT POLICIES

There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in a diversified portfolio of private investment vehicles commonly referred to as hedge funds (“Underlying Portfolios”). The Fund will invest primarily in Underlying Portfolios pursuing the following strategies: Long/Short Equity, Event Driven, Credit/Distressed, Global Macro and Multi-Strategy. For more information on these strategies, please see “Consolidated Portfolio of Investments” on pages 9-13. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 4-6 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Consolidated Financial Statements on pages 32-35.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The HFRI FOF Composite Index is an equal-weighted performance index that includes over 650 constituent funds of hedge funds that report their monthly net-of-fee returns to Hedge Fund Research, have at least $50 million under management and have been actively trading for at least 12 months. Returns of the Index are subject to subsequent revision. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word about Risk

An investment in the Fund’s shares involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in the prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed below occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment.

Investment in this Fund is highly speculative and involves substantial risk, including loss of principal, and therefore may not be suitable for all investors.

General Risk Factors: Underlying Portfolios and the Fund’s direct investments may exhibit high volatility, and investors may lose all or substantially all of their investment. Investments by Underlying Portfolios and the Fund in illiquid assets and foreign markets and the use of short sales,

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DISCLOSURES AND RISKS (continued)

options, leverage, futures, swaps and other derivative instruments may create special risks and substantially increase the impact and likelihood of adverse price movements. Interests in Underlying Portfolios are subject to limitations on transferability and are illiquid, and no secondary market for interests typically exists or is likely to develop. Underlying Portfolios are typically not registered with securities regulators and are therefore generally subject to little or no regulatory oversight. Performance compensation payable to an Underlying Portfolio investment advisor may create an incentive to make riskier or more speculative investments. Underlying Portfolios typically charge higher fees than many other types of investments, which can offset trading profits, if any. There can be no assurance that any Underlying Portfolio will achieve its investment objectives.

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Tax Risks: The Fund intends to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. However, in order to qualify as a RIC and also to avoid having to pay an “excise tax,” the Fund will be subject to certain limitations on its investments and operations, including a requirement that a specified proportion of its income come from qualifying sources, an asset diversification requirement and minimum distribution requirements. Satisfaction of the various requirements requires significant support and information from the Underlying Portfolios, and such support and information may not be available, sufficient, verifiable, or provided on a timely basis.

Limited Liquidity: The Fund’s shares are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transfer. Although the Fund has offered to repurchase shares on a quarterly basis, such periodic repurchase offers are at the sole discretion of the Fund’s Board of Trustees, and there is no assurance that these repurchase offers will continue. It will normally be four to six months between the time an investor tenders shares for repurchase (i.e., requests that the Fund repurchase shares as part of a repurchase offer) and the investor’s receipt of any cash proceeds associated with the repurchase.

Fund of Funds Considerations: The Fund will have no control rights over and limited transparency into the investment programs of the Underlying Portfolios in which it invests. In valuing the Fund’s holdings, the Investment Manager will generally rely on financial information provided by Underlying Portfolios, which may be unaudited, estimated and/or may not

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DISCLOSURES AND RISKS (continued)

involve third parties. The Fund’s investment opportunities may be limited as a result of withdrawal terms or anticipated liquidity needs (e.g., withdrawal restrictions imposed by underlying hedge funds may delay, preclude or involve expense in connection with portfolio adjustments by the Investment Manager).

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2024 (unaudited)

NAV Returns

1 Year	5.56%

5 Years	4.64%

10 Years	2.75%

Performance assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

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PORTFOLIO SUMMARY

September 30, 2024 (unaudited)

Net Assets ($mil): $1,054.2

1

The Fund’s portfolio strategy breakdown is based on the Investment Manager’s internal classification and is expressed as a percentage of total investment exposure, including exposure from derivatives (see “Consolidated Portfolio of Investments” section of the report for additional details).

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CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2024 (unaudited)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Multi-Strategy
Atlas Enhanced Fund, Ltd.	39,349	$45,500,088	4.3%	Quarterly
Elliott International Limited	46,487	107,629,007	10.2	Quarterly
Hudson Bay International Fund, Ltd.	26,015	29,861,611	2.8	Quarterly
LMR Multi-Strategy Fund Limited	103,342	27,392,426	2.6	Quarterly
Millennium International, Ltd.	49,344	60,920,903	5.8	Quarterly
Point72 Capital International, Ltd.	489,923	96,435,833	9.2	Quarterly

Total		367,739,868	34.9

Long/Short Equity
Anomaly Capital International, Ltd.	36,000	38,877,972	3.7	Quarterly
Coatue Offshore Fund, Ltd.	29,581	2,751,681	0.3	At Fund’s Discretion
Janchor Partners Pan-Asian Fund	76,856	12,804,941	1.2	Triennially
JAT Capital Offshore Fund, Ltd.	24,543	25,729,283	2.4	Quarterly
Nokota LC, LLC	1,137	188,959	0.0	At Fund’s Discretion
PFM Healthcare Offshore Fund, Ltd.	272	170,431	0.0	At Fund’s Discretion
TCIM Offshore Fund, Ltd.	35,000	40,046,713	3.8	Monthly
The Children’s Investment Fund	99,120	29,297,748	2.8	Biennial
Think Investments Offshore Ltd.	10,310	35,254,753	3.4	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	11,955	21,484,630	2.0	Quarterly
Viking Global Equities III, Ltd.	29,733	32,027,020	3.0	Annual
Wolf Hill Offshore Fund, Ltd.	22,000	22,619,414	2.2	Quarterly

Total		261,253,545	24.8

Credit/Distressed
Axebrook Credit Alpha Fund, Ltd.	27,000	27,603,024	2.6	Quarterly
Claren Road Credit Fund, Ltd.	33,133	34,923,645	3.3	Quarterly

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Cross Ocean GSS Offshore Feeder LP	44,225	$50,410,532	4.8%	Quarterly
King Street Capital, Ltd.	13,359	1,464,847	0.1	At Fund’s Discretion
LMR CCSA Fund Limited	92,886	12,428,938	1.2	Quarterly
Primas Global Credit Fund	21,000	21,275,705	2.0	Monthly
Readystate Offshore Fund, Ltd.	35,807	38,316,828	3.6	Quarterly
Theorem Prime+ Yield Fund Offshore LP	13,677	12,460,574	1.2	At Fund’s Discretion

Total		198,884,093	18.8

Global Macro
Alphadyne Global Rates Fund II, Ltd.	8,900	8,953,028	0.8	Monthly
Alphadyne International Fund, Ltd.	24,720	40,831,064	3.9	Quarterly
Brevan Howard Alpha Strategies Fund Limited	393,661	50,046,080	4.7	Quarterly
LMR Alpha Rates Trading Fund Limited	153,746	23,764,756	2.3	Quarterly
The Tudor BVI Global Fund, Ltd.	211	50,395,514	4.8	Quarterly

Total		173,990,442	16.5

Event Driven
Antara Capital Offshore Fund, Ltd.	21,033	17,107,948	1.6	At Fund’s Discretion
Astaris Special Situations Feeder Fund, Ltd.	340,471	35,531,233	3.4	Quarterly
Lion Point International, Ltd.	2,024	5,734,198	0.6	At Fund’s Discretion
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	2,317	2,321,741	0.2	At Fund’s Discretion
Trium Khartes Fund, Ltd.	513,177	27,629,748	2.6	Monthly

Total		88,324,868	8.4

Total Underlying Portfolios (cost $882,466,647)		1,090,192,816	103.4

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	Fair Value ($)	% Net Assets

Rights
Health Care
Health Care Providers & Services
Chinook Therapeutics (CVR)(a)(b)(c)	37,922	$14,790	0.0%
Mirati Therapeutics, Inc. (CVR)(a)(b)(c)	31,520	22,064	0.0

Total Rights (cost $4)		36,854	0.0

Short-Term Investments
Investment Companies
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.73%(d)(e)(f) (cost $1,100,000)	1,100,000	1,100,000	0.1

Total Investments (cost $883,566,651)		1,091,329,670	103.5
Other assets less liabilities		(37,135,848)	(3.5)

Net Assets		$1,054,193,822	100.0%

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABHPLO(1)	SOFR plus 0.29%	Maturity	USD	125	10/31/2024	$(107,137)
Goldman Sachs International
Resolute Forest Products	SOFR plus 0.35%	Maturity	USD	32	7/15/2025	45,155
JPMorgan Chase Bank, NA
GCI Liberty, Inc.	SOFR plus 0.35%	Maturity	USD	4	8/11/2026	(1)
Morgan Stanley Capital Services LLC
ABIOMED, Inc.	EFFR plus 0.38%	Maturity	USD	9	10/20/2025	8,552

						$(53,431)

^	Notional amount less than 500.

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Fair valued by the Investment Manager.

(c)	Non-income producing security.

(d)	Affiliated investments.

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Multi-Strategy – Underlying Portfolios invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets, in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Underlying Portfolios within this strategy are generally subject to 45 – 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of two years.

Global Macro – Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 30 – 90 day redemption notice periods. Certain Underlying Portfolios have lock up periods of up to one year.

Long/Short Equity – Underlying Portfolios seek to buy securities with the expectation that they will increase in value (“going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 30 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

Credit/Distressed – Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 30 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Event Driven – Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to 18 months.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

Glossary:

CVR – Contingent Value Right

EFFR – Federal Funds Effective Rate

SOFR – Secured Overnight Financing Rate

(1)	The following table represents the largest equity basket holdings underlying the total return swap in MLABHPLO as of September 30, 2024.

Security Description	Shares	Current Notional	Percent of Basket’s Value
General Electric Co.	7,994	USD 1,507,427	12.2%
Moody’s Corp.	2,485	1,179,550	9.5%
Safran SA	4,767	1,123,035	9.1%
Airbus SE	7,344	1,075,468	8.7%
Vinci SA	8,470	992,087	8.0%
S&P Global, Inc.	1,872	967,070	7.8%
Microsoft Corp.	2,198	945,853	7.6%
Visa, Inc.	2,985	820,782	6.6%
Canadian Pacific Kansas City	9,543	816,314	6.6%

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
Canadian National Railway Co.	6,873	USD 805,737	6.5%
Alphabet, Inc.	4,517	755,175	6.1%
Ferrovial SE	15,307	659,090	5.3%
Cellnex Telecom SA	10,636	432,425	3.5%
Aena SME SA	1,479	326,237	2.6%

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

September 30, 2024 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $882,466,651)	$1,090,229,670
Affiliated issuers (cost $1,100,000)	1,100,000
Cash	8,929,304
Cash collateral due from broker	60,276
Foreign currencies, at value (cost $3,947)	3,958
Investments in Underlying Portfolios paid in advance (see Note A.2)	18,000,000
Receivable for investments sold	6,398,145
Unrealized appreciation on total return swaps	53,707
Receivable due from Investment Manager	39,585
Affiliated dividends receivable	5,321

Total assets	1,124,819,966

Liabilities
Payable for shares of beneficial interest redeemed	47,800,960
Credit facility payable	18,052,833
Subscriptions received in advance	2,257,300
Management fee payable	1,809,246
Administrative fee payable	179,890
Unrealized depreciation on total return swaps	107,138
Directors’ fees payable	41,407
Transfer Agent fee payable	36,218
Accrued expenses	341,152

Total liabilities	70,626,144

Net Assets	$1,054,193,822

Composition of Net Assets
Shares of beneficial interest, at par	$92,360
Additional paid-in capital	1,002,440,497
Distributable earnings	51,660,965

Net Assets	$1,054,193,822

Shares of beneficial interest outstanding—unlimited shares authorized, with par value of $.001 (based on 92,360,134 shares outstanding)	$11.41

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended September 30, 2024 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $357)	$62,165
Affiliated issuers	375,292

		$437,457

Expenses
Management fee (see Note B)	5,519,989
Custody and accounting	330,420
Administrative	123,288
Transfer agency	110,400
Registration fees	102,472
Legal	66,069
Audit and tax	62,595
Credit facility fees	57,214
Trustees’ fees	31,723
Printing	20,811
Miscellaneous	49,301

Total expenses before interest expense	6,474,282
Interest expense	263,447

Total expenses	6,737,729
Less: expenses waived and reimbursed by the Investment Manager (see Note B)	(7,597)

Net expenses		6,730,132

Net investment loss		(6,292,675)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		37,689,173
Forward currency exchange contracts		10,316
Swaps		(726,255)
Foreign currency transactions		(3,588)
Net change in unrealized appreciation (depreciation) of:
Investments		(10,671,308)
Forward currency exchange contracts		(23,517)
Swaps		303,720
Foreign currency denominated assets and liabilities		346

Net gain on investment and foreign currency transactions		26,578,887

Net Increase in Net Assets from Operations		$20,286,212

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2024 (unaudited)		Year Ended March 31, 2024
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(6,292,675)		$(11,709,698)
Net realized gain on investment and foreign currency transactions	36,969,646		69,695,035
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(10,390,759)		1,007,666

Net increase in net assets from operations	20,286,212		58,993,003
Distribution to Shareholders	– 0	–	(54,309,028)
Transactions in Shares of Beneficial Interest
Net increase (decrease) (see Note D)	(86,022,240)		5,821,647

Total increase (decrease)	(65,736,028)		10,505,622
Net Assets
Beginning of period	1,119,929,850		1,109,424,228

End of period	$1,054,193,822		$1,119,929,850

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended September 30, 2024 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$20,286,212
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities
Purchases of Underlying Portfolio shares	$(197,368,378)
Purchases of short-term investments	(109,900,000)
Sales of Underlying Portfolio shares	274,674,881
Proceeds from disposition of short-term investments	108,800,000
Net realized gain on investment transactions and foreign currency transactions	(36,969,646)
Net realized gain on forward currency exchange contracts	10,316
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	10,390,759
Decrease in receivable for investments sold	2,853,498
Decrease in affiliated dividends receivable	32,540
Increase in receivable due from Investment Manager	(39,585)
Increase in investments in Underlying Portfolios paid in advance	(6,000,000)
Decrease in cash collateral due from broker	1,490,049
Decrease in payable for investments purchased	(38,861)
Increase in management fee payable	852,206
Increase in administrative fee payable	68,017
Increase in Transfer Agent fee payable	17,056
Increase in Directors’ fee payable	41,407
Increase in accrued expenses	17,987,472
Payments on swaps, net	(758,437)

Total adjustments		66,143,294

Net cash provided by (used in) operating activities		86,429,506
Cash flows from financing activities
Subscriptions, including change in subscriptions received in advance	17,865,807
Redemptions, net of payable for shares of beneficial interest redeemed	(101,503,778)

Net cash provided by (used in) financing activities		(83,637,971)
Effect of exchange rate on cash		(3,242)

Net increase in cash		2,788,293
Cash at beginning of period		6,144,969

Cash at end of period		$8,933,262

Supplemental disclosure of cash flow information
Interest expense paid during the period	$263,447

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2024 (unaudited)

NOTE A

Significant Accounting Policies

AB Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Underlying Portfolios”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. As part of the Fund’s investment strategy, the Fund may seek to gain exposure to commodities and commodities-related instruments and derivatives through investments in AB Multi-Manager Alternative Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. As of September 30, 2024, net assets of the Fund were $1,054,193,822 of which $157,564, or less than 1%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Valuation of Investments

The Fund’s Board of Trustees (the “Board”) has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments in Underlying Portfolios are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

employed on a monthly basis to implement such policies. In accordance with the Valuation Procedures, fair value of an Underlying Portfolio as of each valuation time ordinarily is the value determined as of such month-end for each Underlying Portfolio in accordance with the Underlying Portfolio’s valuation policies and reported at the time of the Fund’s valuation.

On a monthly basis, the Fund generally uses the net asset value (“NAV”), provided by the Underlying Portfolios, to determine the fair value of all Underlying Portfolios which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Underlying Portfolio represents the amount that the Fund could reasonably expect to receive from an Underlying Portfolio if its interest were redeemed at the time of valuation. In the unlikely event that an Underlying Portfolio does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Portfolio based on the most recent value reported by the Underlying Portfolio, and any other relevant information available at the time the Fund values its portfolio. In making a fair value determination, the Fund will consider all appropriate information reasonably available to it at the time and that AllianceBernstein L.P. (the “Investment Manager”) believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions for or redemptions of the Underlying Portfolio’s interests were effected; (ii) information provided to the Fund by the manager of an Underlying Portfolio, or the failure to provide such information as the Underlying Portfolio manager agreed to provide in the Underlying Portfolio’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when an Underlying Portfolio imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Underlying Portfolio interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Underlying Portfolio. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the consolidated financial statements.

The Investment Manager has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund accounting, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any Underlying Portfolio, and periodically thereafter, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Underlying Portfolio. In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, the Investment Manager serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Investment Manager is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Investment Manager will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Investment Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Investment Manager. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs
•	Level 3—significant unobservable inputs

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2024:

Investments in Securities:	Level 1			Level 2			Level 3		Total
Assets:
Rights	$	– 0	–	$	– 0	–	$36,854		$36,854
Short-Term Investments:
Investment Companies		1,100,000			– 0	–	– 0	–	1,100,000
Investments valued at NAV		– 0	–		– 0	–	– 0	–	1,090,192,816

Total Investments in Securities		1,100,000			– 0	–	36,854		1,091,329,670
Other Financial Instruments(a):
Assets:
Total Return Swaps		– 0	–		53,707		– 0	–	53,707
Liabilities:
Total Return Swaps		– 0	–		(107,138)		– 0	–	(107,138)

Total		$1,100,000			$(53,431)		$36,854		$1,091,276,239

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

2. Cash Committed

As of September 30, 2024, the Fund has committed to purchase the following Underlying Portfolios for effective date October 1, 2024:

Underlying Portfolios	Amount Committed
Anomaly Capital International, Ltd.	$3,000,000
Trium Khartes Fund Limited	5,000,000
Viking Global Equities III, Ltd.	10,000,000

$18,000,000

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed.

For federal tax purposes, taxable income for the Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation (“CFC”) under the Code and its taxable income is included in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or future periods. The CFC has a taxable fiscal year end of March 31st.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Income and capital gain distributions, if any, are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date or effective date. Investment gains and losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Expenses

Expenses included in the accompanying consolidated statement of operations do not include any expenses of the Underlying Portfolios.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month. The management fee is payable in arrears as of the last day of the subsequent month.

Under a separate Administrative Reimbursement Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services and payments will be subject to approval by the Fund’s Board. For the six months ended September 30, 2024, the Fund reimbursed the Investment Manager under the Administrative Reimbursement Agreement in the amount of $123,288.

The Fund may engage one or more distributors to solicit investments in the Fund. Sanford C. Bernstein & Company LLC (“Bernstein”) and AllianceBernstein Investments, Inc. (“ABI”), each an affiliate of the Investment Manager, have been selected as distributors of the Fund under Distribution Services Agreements. The Distribution Services Agreements do not call for any payments to be made to Bernstein or ABI by the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Investment Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

agency services for the Fund. Such compensation paid to ABIS amounted to $110,400 for the six months ended September 30, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Investment Manager had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Investment Manager has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Investment Manager has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended September 30, 2024, such waiver amounted to $7,597.

A summary of the Fund’s transactions in AB mutual funds for the six months ended September 30, 2024 is as follows:

Fund	Market Value 3/31/24 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0 –	$109,900	$108,800	$1,100	$375

NOTE C

Investment Transactions

1. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$197,368,378		$275,424,075
U.S. government securities	– 0	–	– 0	–

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$222,362,231
Gross unrealized depreciation	(14,652,643)

Net unrealized appreciation	$207,709,588

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended September 30, 2024, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/(depreciation) of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended September 30, 2024, the Fund held total return swaps for non-hedging purposes.

The Fund and the Subsidiary typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with their OTC derivative contract counterparties in order to, among other things, reduce their credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the Subsidiary typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary’s OTC counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the six months ended September 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swaps	$53,707	Unrealized depreciation on total return swaps	$107,138

Total		$53,707		$107,138

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$10,316	$(23,517)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(726,255)	303,720

Total		$(715,939)	$280,203

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2024:

Forwards:
Average notional amount of buy contracts	$1,118,356	(a)
Average notional amount of sale contracts	$2,085,664	(a)
Total Return Swaps:
Average notional amount	$13,785,263

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2024. Exchange-traded

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Goldman Sachs International	$45,155	$	– 0	–	$	– 0	–	$	– 0	–	$45,155
Morgan Stanley Capital Services LLC	8,552		– 0	–		– 0	–		– 0	–	8,552

Total	$53,707	$	– 0	–	$	– 0	–	$	– 0	–	$53,707	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$107,137	$	– 0	–	$	– 0	–	$	– 0	–	$107,137
JPMorgan Chase Bank, NA	1		– 0	–		(1)			– 0	–	– 0	–

Total	$107,138	$	– 0	–		$(1)		$	– 0	–	$107,137	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. The Fund or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Investment Manager or the manager of an Underlying Portfolio believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. The Fund reserves the right to reject any subscription for shares. The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. When a repurchase offer occurs, a shareholder will generally be required to provide notice of their tender of shares for repurchase to the Fund more than three months in advance of the date that the shares will be valued for repurchase (the “Valuation Date”). Valuation Dates are generally expected to be the last business days of March, June, September or December, and payment for tendered shares will generally be made by the Fund approximately 45 days following the Valuation Date. If 95% or more of a shareholder’s shares are repurchased, the shareholder will receive an initial payment equal to 95% of the value of the shares and the balance due will be paid promptly after completion of the next audit of the Fund’s financial statements.

Transactions in shares of beneficial interest were as follows for the six months ended September 30, 2024 and March 31, 2024:

	Shares			Amount
	Six Months Ended September 30, 2024 (unaudited)		Year Ended March 31, 2024	Six Months Ended September 30, 2024 (unaudited)		Year Ended March 31, 2024

Shares sold	1,648,173		7,426,028	$18,323,811		$82,926,453

Shares issued in reinvestment of dividends and distributions	– 0	–	3,996,199	– 0	–	43,758,377

Shares redeemed	(9,238,061)		(10,876,038)	(104,346,051)		(120,863,183)

Net increase (decrease)	(7,589,888)		546,189	$(86,022,240)		$5,821,647

NOTE E

Risks Involved in Investing in the Fund

The market value of a security held by the Fund or an Underlying Portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Limitations on the Fund’s ability to withdraw its assets from Underlying Portfolios may limit the Fund’s ability to repurchase its shares. For example, many Underlying Portfolios impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Underlying Portfolios may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate”. In instances where the primary source of funds to repurchase shares will be withdrawals from Underlying Portfolios, the application of these lock-ups and withdrawal limitations may significantly limit the Fund’s ability to repurchase its shares. Although the Investment Manager will seek to select Underlying Portfolios that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Underlying Portfolios will always be sufficient to meet redemption requests as, and when, made.

The Fund invests primarily in Underlying Portfolios that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. As a secondary strategy, the Fund will also generally make direct investments in securities and other financial instruments. The risks associated with these investments include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain investment strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Some of the Underlying Portfolios in which the Fund invests may invest all or a portion of their assets in securities that are illiquid or are subject to an anticipated event. These Underlying Portfolios may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Underlying Portfolio’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Underlying Portfolio’s regular series or classes of shares. Should the Fund seek to liquidate its investment in an Underlying Portfolio that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Fund might not be able to fully liquidate its investments without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate the investment in the Underlying Portfolio, the value of the investment could fluctuate.

The Underlying Portfolios generally utilize leverage in pursuit of achieving a potentially greater investment return and the Fund may take on additional leverage in connection with its direct investment strategies. The use of leverage exposes an Underlying Portfolio and the Fund to additional risk including (i) greater losses from investments than would otherwise have been the case had the leverage not been used; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of an Underlying Portfolio’s assets, the Underlying Portfolio might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Underlying Portfolio.

The Underlying Portfolios or the Fund may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States. Such investments may be concentrated in a limited number of countries or regions, which may vary over time. Such investments may subject the Underlying Portfolios and the Fund to additional risks resulting from political or economic conditions in such countries or regions, and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

There is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s or the Underlying Portfolios’ investments and reduce the returns of the Fund. For example, the value of the Fund’s or an Underlying Portfolio’s investments in foreign currency-denominated securities may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s or an Underlying Portfolio’s investments denominated in foreign currencies, positions in foreign currencies themselves may cause the Fund or an Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

The Underlying Portfolios may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Portfolios may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Underlying Portfolio’s net asset value.

The Fund invests in a limited number of Underlying Portfolios. Such concentration may result in additional risk. Various risks are also associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to limited liquidity of the interests.

The Fund and the Underlying Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

The Fund is subject to credit risk arising from its transactions with its custodian, State Street Bank and Trust, related to holding the Fund’s cash. This credit risk arises to the extent that the custodian may be unable to fulfill its obligation to return the Fund’s cash held in its custody.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE F

Tax Information

The tax character of fiscal year-end distributions for 2024 is based on estimated tax information provided by certain Underlying Portfolios. The character may materially change as the Fund receives final 2023 tax reporting from Underlying Portfolios. The tax character of distributions paid during the fiscal years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$48,042,059	$26,172,034
Long-term capital gains	6,266,969	32,407,527

Total taxable distributions paid	$54,309,028	$58,579,561

As of March 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,365,978	)(a)
Unrealized appreciation (depreciation)	29,589,996	(b)

Total accumulated earnings (deficit)	$28,224,018

a)	As of March 31, 2024, the Fund had a capital loss carryforward of $1,365,978.

b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, tax treatment of passive foreign investment companies (PFICs), and the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2024, the Fund had a long-term capital loss carryforward of $1,365,978, which may be carried forward for an indefinite period.

NOTE G

Credit Facility

The Fund is a party to a $30 million revolving credit facility (the “Facility”) intended to provide short term financing, if necessary, subject to certain restrictions in connection with, among other matters, abnormal redemption activity. Effective October 15, 2024, the revolving credit facility was increased to $50 million. Borrowings under the Facility are secured by the assets of the Fund. Credit Facility fees are paid by the Fund and are included in the consolidated statement of operations. The Fund had

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

$18,000,000 borrowing outstanding from the Facility at September 30, 2024. For the six months ended September 30, 2024, the Fund had borrowings under the Facility as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$ 14,580,851	$ 27,000,000	6.56%

*	For 94 days borrowings were outstanding.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended September 30, 2024	Year Ended March 31,
(unaudited)	2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 11.20	$ 11.16	$ 11.66	$ 12.01	$ 10.62	$ 11.26

Income From Investment Operations

Net investment loss(a)(b)	(.07)	(.12)	(.12)	(.14)	(.14)	(.13)

Net realized and unrealized gain (loss) on investment transactions	.28	.69	.24	.29	2.25	(.29)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.21	.57	.12	.15	2.11	(.42)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.47)	(.28)	(.46)	(.62)	(.06)

Distributions from net realized gain on investment transactions	– 0	–	(.06)	(.34)	(.04)	(.10)	(.16)

Total dividends and distributions	– 0	–	(.53)	(.62)	(.50)	(.72)	(.22)

Net asset value, end of period	$ 11.41	$ 11.20	$ 11.16	$ 11.66	$ 12.01	$ 10.62

Total Return

Total investment return based on net asset value(d)	1.88%	5.29%	1.07	%+	1.22%	19.99%	(3.87)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,054,194	$1,119,930	$1,109,424	$1,049,305	$1,038,013	$904,329

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	1.22	%^	1.22%	1.15%	1.16%	1.17%	1.17%

Expenses, before waivers/reimbursements(f)	1.22	%^	1.22%	1.16%	1.16%	1.18%	1.18%

Net investment loss(b)(f)	(1.15	)%^	(1.02)%	(1.03)%	(1.16)%	(1.17)%	(1.10)%

Portfolio turnover rate	18%	33%	12%	15%	27%	20%

See footnote summary on page 39.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Investment Manager.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended September 30, 2024 (unaudited)		Year Ended March 31,
			2024	2023	2022	2021	2020
Net of waivers/reimbursements	1.17	%^	1.21%	1.15%	1.16%	1.17%	1.17%
Before waivers/reimbursements	1.17	%^	1.22%	1.16%	1.16%	1.18%	1.18%

(f)	The expense and net investment income loss ratios do not include earned income or expenses incurred by the Fund through its Underlying Portfolios.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 39

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

AB Multi-Manager Alternative Fund (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of trustees (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Trustees, all of whom were not interested persons of the Fund (the “Independent Trustees”), unanimously approved the continuation of the Advisory Agreement between the Fund and AllianceBernstein L.P. (the “Adviser”)(the “Advisory Agreement” or the “Agreement”) at a meeting held on October 23-24, 2024.

The following discussion describes the considerations in connection with the Board’s review of the Advisory Agreement.

In connection with the annual review of the continuation of the Advisory Agreement, on July 25, 2024, at an in-person meeting, the Board of Trustees received a presentation with respect to the 2023 profitability of the Adviser regarding the Fund. Also, in connection with such annual review, counsel to the Independent Trustees sent a letter to the Adviser dated August 12, 2024, that contained a list of additional information requested by the Independent Trustees to conduct their annual review. The Independent Trustees received and evaluated extensive materials relating to the continuation of the Advisory Agreement from the Adviser. In addition, the Board received materials from the Senior Vice President of the Fund and an independent fee consultant as described below. On September 19, 2024, the Board of Trustees held a video conference meeting to discuss its review of the Advisory Agreement and the materials the Trustees had been provided. At that meeting, the Independent Trustees met separately with their independent counsel and the Senior Vice President and their independent fee consultant in executive sessions. Following the September 19, 2024 meeting, the Independent Trustees, through counsel, requested certain additional information by means of an email from their counsel dated September 24, 2024, and the Adviser provided certain additional information by means of a memorandum dated October 11, 2024. On October 16, 2024, the Board of Trustees held an executive session via video conference with independent counsel and the Senior Vice President to further discuss the additional materials the Trustees had been provided. Following the October 16, 2024 conference call, the Independent Trustees, requested certain additional information by means of an email from their counsel dated October 18, 2024. On October 23-24, 2024, the Board of Trustees held an in person meeting to continue their review of the Advisory Agreement. During this meeting, the

40 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

Adviser provided further information requested by the Independent Trustees relating to contract renewal, and the Independent Trustees also met separately with counsel to the Independent Trustees as well as the Senior Vice President to review the contract renewal materials provided by the Adviser and additional materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Advisory Agreement for an additional annual term as described below.

In approving the Advisory Agreement, the Board, including the Independent Trustees, considered all information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating advisory agreements and certain other agreements pursuant to which the Adviser or its affiliates provide services to the Fund. The Board also considered other information provided to the Board in connection with the July 25, 2024, September 19, 2024 and October 23-24, 2024 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Advisory Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Trustees’ business judgment, that it was in the best interests of the Fund to approve the Advisory Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Trustees, compared the fees and expense ratios of the Fund against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from ISS Market Intelligence (“ISS”), an independent provider of investment company data. The Trustees noted that the Fund’s contractual advisory fee was at the median of the peer group and that the Fund’s total expense ratio (excluding interest expense and underlying fund expenses) was below the peer group median in the ISS report. The Trustees also considered certain recent changes in the level of underlying fund fees. The Senior Vice President also performed

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 41

analyses of the advisory fees, and compared such analyses to the Fund’s peer group. In addition, the Board received and considered information from an independent fee consultant regarding the Fund’s fees and expenses as well as its investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other collective funds advised by the Adviser. The Board noted the differences between the services provided to the Fund in comparison to those provided to other types of clients, including offshore funds managed by the Adviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Fund compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, the Board concluded that the contractual advisory fee as proposed was reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Trustees, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors or trustees of the Fund and certain other funds advised by the Adviser, and their overall confidence in the Adviser’s integrity and competence they have gained from that experience. The Board also considered the Adviser’s responsiveness and attention to concerns raised by the Trustees from time to time, including the Adviser’s willingness to consider and implement changes to improve investment results. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for the Fund and noted the Adviser’s research and investment management capabilities.

In addition to the investment advisory services provided to the Fund, the Trustees considered that the Adviser and its affiliates also provide certain administrative services necessary for the operations of the Fund on an “at cost” basis pursuant to a separate Administrative Reimbursement Agreement. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Trustees, received and

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considered information about the Fund’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus the Fund’s benchmark index for the 1-year, 3-year, 5-year and since inception periods ended July 31, 2024, and versus the Fund’s peer group, for the fiscal year ended March 31, 2024 and for each of the prior fiscal years since inception. The Board also received certain updated performance information as of September 30, 2024. In addition, the Trustees considered information showing performance compared to peer groups and the benchmark index for rolling calendar year periods and the year to date. The Trustees also receive detailed comparative performance information for the Fund at each regular Board meeting during the year. The Board noted that in this case the benchmark index is an index of other funds which reflects the fees of such other funds.

The Trustees noted that the Fund had underperformed its benchmark and peer group for the one-year period ended July 31, 2024. The Trustees considered the Adviser’s explanations for recent and longer-term performance and measures the Adviser had taken or proposed to take to improve performance. The Trustees noted generally the Adviser’s continued efforts to enhance the services provided to the Fund.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Fund.

Profitability

The Board, including the Independent Trustees, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Trustees included information indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023. The Trustees considered the assessment of an independent consultant that had reviewed the profitability statements for consistency with cost accounting theory and industry standards. The Trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Trustees acknowledged that there are many potentially acceptable allocation methodologies for cost allocation and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to the Fund. The Trustees noted that they received information regarding revenues and expenses of the Adviser’s relationship with the Fund and that they had focused on profitability before taxes and distribution expenses. The Trustees noted that an affiliate of the Adviser provided distribution services to the Fund at no cost. The amounts recently reimbursed to the Adviser by the Fund were also noted, along with how the reimbursement was accounted for in determining profitability. The Trustees also considered the 2018 reduction

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 43

of the management fee from 1.50% to 1.00% and the services and costs associated with the Fund’s Administrative Reimbursement Agreement with the Adviser.

The Trustees reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Trustees, including the Independent Trustees, concluded that the levels of the Adviser’s profits in respect of its management of the Fund were not excessive.

Economies of Scale

The Board, including the Independent Trustees, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees discussed possible ways in which any such economies of scale may be shared with the Fund, including by investment in enhanced services.

The Trustees also considered the Senior Vice President materials which they received in connection with the review of the Advisory Agreement, which included information reflecting changes in asset levels of the Fund and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Fund investors by way of, among other things and as applicable, the 2018 fee reduction for the Fund and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Trustees, also took into account so-called “fall-out benefits” to the Adviser. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Trustees recognized that the Adviser’s profitability could be lower without these benefits. The Trustees concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Advisory Agreement for an additional annual term, without change to the Fund’s contractual fee schedule at an annual rate of 1.00% of the Fund’s net assets.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

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ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

AB MULTI-MANAGER ALTERNATIVE FUND

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

MMAF-0152-0924

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Financial Statements included under Item 1 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 1 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable when filing a semi-annual report to shareholders.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(3)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(a)(3)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Multi-Manager Alternative Fund, Inc.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date: November 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date: November 26, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date: November 26, 2024